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NS GROUP, INC.           DECEMBER 31, 2002 FORM 10-K                EXHIBIT 99.3

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of NS Group, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
J. Depenbrock, Chief Financial Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. of the Company.

March 12, 2003                               /s/ Thomas J. Depenbrock
                                             ------------------------
                                                 Thomas J. Depenbrock
                                                 Chief Financial Officer